UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 19, 2010 (May 18, 2010)

THE BRINK’S COMPANY
(Exact name of registrant as specified in its charter)

Virginia	001-09148	54-1317776
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1801 Bayberry Court
P. O. Box 18100
Richmond, VA 23226-8100
(Address and zip code of
principal executive offices)

Registrant’s telephone number, including area code: (804) 289-9600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting materials pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note:

On May 18, 2010, The Brink's Company furnished a Current Report on Form 8-K (the “Form 8-K”) with the Securities and Exchange Commission to provide updated slides that it uses for meetings with investors and analysts.  This Amendment No. 1 to the Form 8-K amends and restates the Form 8-K and is being furnished solely to correct typographical errors with respect to net debt contained on page 13 of the slides that were attached as Exhibit 99.1 to the Form 8-K.

Item 7.01.    Regulation FD Disclosure.

On May 18, 2010, The Brink’s Company updated the slides that it uses for meetings with investors and analysts. A copy of the updated slides is furnished as Exhibit 99.1 hereto.

Item 9.01.    Financial Statements and Exhibits.

(d)   Exhibits

        99.1   Updated slide presentation of The Brink’s Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE BRINK’S COMPANY (Registrant)

Date: May 19, 2010	By:	/s/ McAlister C. Marshall, II
McAlister C. Marshall, II
Vice President

EXHIBIT INDEX

EXHIBIT                                                    DESCRIPTION

99.1	Updated slide presentation of The Brink’s Company.